Exhibit 99.2

ManpowerGroup
4th Quarter
February 1, 2012

ManpowerGroup 2011 4th Quarter Results       February 2012
Forward-Looking Statement
This presentation includes forward-looking statements,
including earnings projections which are subject to risks and uncertainties. Actual results might differ materially from those projected in the forward-looking statements. Additional
information concerning factors that could cause actual results to materially differ from those in the forward-looking statements is contained in the Manpower Inc. Annual Report on Form 10-K dated December 31, 2010, which information is incorporated
herein by reference, and such other factors as may be
described from time to time in the Company’s SEC filings.

ManpowerGroup 2011 4th Quarter Results       February 2012
As Reported	Excluding Non -recurring Items	Q4 Financial Highlights
5%	5%	Revenue $5.5B
6% CC	6% CC
30 bps	30 bps	Gross Margin 17.1%
N/A	29%	Operating Profit $130M
N/A	29% CC
900 bps	50 bps	OP Margin 2.4%
N/A	48%	EPS $.78
N/A	48% CC
Throughout this presentation, the difference between reported variances and Constant Currency (CC) variances represents the impact of currency on our financial results. Constant Currency is further explained on our Web site.
Consolidated Financial Highlights

(1) Excludes reorganization charges for 2011 and 2010, and goodwill and intangible asset impairment in 2010.
(1)

ManpowerGroup 2011 4th Quarter Results       February 2012
Consolidated Gross Margin Change

ManpowerGroup 2011 4th Quarter Results       February 2012
SG&A Expense Bridge - Q4 YOY
(in millions of USD)
87.1%
83.9%
Productivity Gain

% of GP
% of GP

ManpowerGroup 2011 4th Quarter Results       February 2012
Q4 Non-Recurring Items
($ in millions, except per share amounts)

(1) 2011 includes reorganization charges for the Americas ($2.4M), Northern Europe ($12.0M) and Right Management ($6.1M).
(2) 2010 includes reorganization charges for the Americas ($6.1M), Southern Europe ($7.6M) and Right Management ($16.8M).
(3) 2010 includes goodwill and intangible asset impairment charges for the Americas ($32.9M) and Right Management ($395.9M).
	2011			2010
	Pre-tax Earnings	Net Earnings	EPS - Diluted	Pre-tax Earnings	Net Earnings	EPS - Diluted
Earnings, As Reported	$ 119.4	$ 63.6	$ 0.78	$ (352.6)	$ (350.4)	$ (4.29)
Reorganization Charge	20.5	16.3	0.20	30.5	20.6	0.25
Goodwill and Intangible Asset impairment	N/A	N/A	N/A	428.8	384.3	4.70
Earnings, Excluding non- recurring items	$ 139.9	$ 79.9	$ 0.98	$ 106.7	$ 54.5	$ 0.66
(1)(2)
(3)

ManpowerGroup 2011 4th Quarter Results       February 2012

Growth
Business Line Gross Profit - Q4 2011
█ Manpower       █  Experis    █  ManpowerGroup - Total
█  ManpowerGroup Solutions    █  Right Management

ManpowerGroup 2011 4th Quarter Results       February 2012
As Reported	Excluding Non -recurring Items	Q4 Financial Highlights
3%	3%	Revenue $1.2B
5% CC	5% CC
59%	35%	OUP $38M
62% CC	37% CC
120 bps	80 bps	OUP Margin 3.3%
Americas Segment
(21% of Revenue)
(1) Included in these amounts is the US, which had revenue of $766M (-1%) and OUP of $26M (+84%), including
 $1.7M of reorganization charges.
(2) Excludes the impact of reorganization charges of $2.4M in 2011 and $6.1M in 2010.

Operating Unit Profit (OUP) is the measure that we use to evaluate segment performance. OUP is equal to segment revenues less direct costs and branch and national headquarters operating costs.
(1)

(2)

ManpowerGroup 2011 4th Quarter Results       February 2012
Americas - Q4 Revenue Growth YoY
Revenue Growth - CC
Revenue Growth
% of Segment
Revenue
66%
12%
7%
 15%

ManpowerGroup 2011 4th Quarter Results       February 2012
As Reported	Excluding Non -recurring Items	Q4 Financial Highlights
5%	5%	Revenue $2.0B
6% CC	6% CC
41%	13%	OUP $43M
42% CC	14% CC
50 bps	10 bps	OUP Margin 2.1%
Southern Europe Segment
(37% of Revenue)
(1)    Included in these amounts is France, which had revenue of $1.5B (+6% CC) and OUP of $21M (+72% CC).
(2) On an organic basis, revenue increased 4% (5% in CC).
(3) Excludes the impact of reorganization charges of $7.6M in 2010.
(1)

(3)
(2)

ManpowerGroup 2011 4th Quarter Results       February 2012
Southern Europe - Q4 Revenue Growth YoY
Revenue Growth - CC
Revenue Growth
% of Segment
Revenue
75%
15%
5%
5%

ManpowerGroup 2011 4th Quarter Results       February 2012
As Reported	Excluding Non -recurring Items	Q4 Financial Highlights
3%	3%	Revenue $1.5B
4% CC	4% CC
18%	1%	OUP $52M
18% CC	1% CC
80 bps	10 bps	OUP Margin 3.4%
Northern Europe Segment
(28% of Revenue)
(1) Excludes the impact of reorganization charges of $12.0M in 2011.

(1)

ManpowerGroup 2011 4th Quarter Results       February 2012
Northern Europe - Q4 Revenue Growth YoY
Revenue Growth - CC
Revenue Growth
% of Segment
Revenue
21%
17%
15%
12%

10%

18%
7%

ManpowerGroup 2011 4th Quarter Results       February 2012
As Reported	Q4 Financial Highlights
18%	Revenue $695M
14% CC
121%	OUP $22M
115% CC
140 bps	OUP Margin 3.1%
APME Segment
(13% of Revenue)

(1)
(1) On an organic basis, revenue increased 9% (5% in CC).

ManpowerGroup 2011 4th Quarter Results       February 2012
APME - Q4 Revenue Growth YoY
Revenue Growth - CC
Revenue Growth
% of Segment
Revenue
44%
26%
30%

(1) On an organic basis, Other revenue growth was 11% (+13% CC).
(1)

ManpowerGroup 2011 4th Quarter Results       February 2012
As Reported	Excluding Non-recurring Items	Q4 Financial Highlights
8%	8%	Revenue $80M
9% CC	9% CC
N/A	N/A	OUP ($6M)
N/A	N/A
1240 bps	70 bps	OUP Margin (7.0%)
Right Management Segment
(1% of Revenue)
(1) Excludes the impact of reorganization charges of $6.1M in 2011 and $16.8M in 2010.

(1)

ManpowerGroup 2011 4th Quarter Results       February 2012
Cash Flow Summary - Full Year
($ in millions)	2011	2010
Cash from Operations	69	182
Capital Expenditures	(65)	(58)
Free Cash Flow	4	124
Change in Debt	15	(15)
Share Repurchases	(105)	(35)
Acquisitions of Businesses net of cash acquired	(49)	(270)
Effect of Exchange Rate Changes	(28)	(18)
Other	(29)	(28)
Change in Cash	(192)	(242)

ManpowerGroup 2011 4th Quarter Results       February 2012
Balance Sheet Highlights
Total Debt
($ in millions)
Total Debt to
Total Capitalization
Total Debt
Net Debt

ManpowerGroup 2011 4th Quarter Results       February 2012
	Interest Rate	Maturity Date	Total Outstanding at 12/31/11	Remaining Available at 12/31/11
Euro Notes:
- Euro 200M	4.86%	Jun 2013	259	-
- Euro 300M	4.58%	Jun 2012	389	-
Revolving Credit Agreement	1.57%	Oct 2016	-	798
Uncommitted lines and Other	Various	Various	52	347
Total Debt			700	1,145
Credit Facilities
($ in millions)
(1)
Represents subsidiary uncommitted lines of credit & overdraft facilities, which total $399.2M. Total subsidiary borrowing are limited to $300M due to restrictions in our Revolving Credit Facility, with the exception of Q3 when subsidiary borrowings are limited to $600M.
(1)
(2)
(2)
We completed a new $800M five year revolving credit agreement on October 5, 2011 with a syndicate of commercial banks .This new agreement replaces the previous $400M agreement. This agreement, which expires in October 2016, allows for borrowings in various currencies and up to $150M may be used for the issuance of stand-by letters of credit. Under this agreement, a debt ratings-based pricing grid determines the credit spread that we add to the applicable interbank borrowing rate on all borrowings as well as the facility and issuance fees. At our current credit ratings, our facility fee is
0.225% and our credit spread for borrowings is 1.275%. This agreement requires that we comply with a Leverage Ratio (Debt-to-EBITDA) of not greater than 3.5 to 1 and a Fixed Charge Coverage Ratio of not less than 1.5 to 1, in addition to other customary restrictive covenants. As defined in the agreement, we had a Debt-to-EBITDA ratio of 0.80 and a fixed charge coverage ratio of 3.13 as of December 31, 2011. As of December 31, there were
$1.6M of standby letters of credit issued under the agreement.

ManpowerGroup 2011 4th Quarter Results       February 2012
First Quarter Outlook
Revenue	Total	Down 1-3% (Up 0-2% CC)
	Americas	Down 1-3% (Up 0-2% CC)
	Southern Europe	Down 5-7% (Down 0-2% CC)
	Northern Europe	Down 2-4% (Up 0-2% CC)
	APME	Up 11-13% (Up 7-9% CC)
Right Management		Down 9-11% (Down 7-9% CC)
Gross Profit Margin		16.6 - 16.8%
Operating Profit Margin		1.4 - 1.6%
Tax Rate		56%
EPS		$0.30 - $0.38 (Neg. $.02 Currency)

ManpowerGroup 2011 4th Quarter Results       February 2012
Last year at this time, we didn’t have…

… Introduction of Human Age
… Launch of our new parent brand - ManpowerGroup
… Launch of our new professional resourcing brand - Experis
… Launch of our solutions offering - ManpowerGroup Solutions
… Reposition of our Right Management brand to be aligned with our new branding
… Introduction of new organizational structure - Southern and Northern
 Europe
… Registered more than 9 million resumes on Direct Talent, our internet recruitment tool, and implemented in 31 countries
…  The largest global RPO business in the industry
…  The largest Vender Neutral MSP business in the industry

ManpowerGroup 2011 4th Quarter Results       February 2012
Strategic Drivers

Questions